MERCER FUNDS

SUPPLEMENT TO

THE STATEMENT OF ADDITIONAL INFORMATION

DATED MARCH 31, 2019

The date of this Supplement is April 16, 2019.

The following changes are made in the Statement of Additional Information of the Mercer Funds (the “SAI”):

I.	Alec Rapaport became a vice president of Mercer Investments LLC (formerly known as Mercer Investment Management, Inc.) on March 29, 2019, and was appointed an officer of the Trust by the Board of Trustees on April 3, 2019. Accordingly, the following information is added to the section titled “Management of the Trust – Officers” beginning on page 33 of the SAI:

Name and Age	Position(s) Held with Trust	Term of Office(+) and Length of Time Served	Principal Occupation(s) During Past 5 Years
Alec Rapaport (47)	Vice President	Since 2019	Mr. Rapaport is a Vice President and Portfolio Manager of Mercer Investments LLC (formerly known as Mercer Investment Management, Inc.) since 2019. Prior to that, Mr. Rapaport was an independent consultant, and before that he worked at Commonfund Asset Management Company from 2000 to 2016, holding various positions, which included Team Head, Managing Director Fixed Income & Commodities.

II.	On April 3, 2019, the Board of Trustees of the Mercer Funds approved the appointment of Jennison Associates LLC and Polen Capital Management, L.L.C. as subadvisors to the Mercer US Large Cap Equity Fund (the “Fund”). Effective April 5, 2019, Columbia Management Investment Advisers LLC and HS Management Partners LLC were terminated as subadvisors to the Fund. Upon the effectiveness of such subadvisor changes, the SAI is amended as described below.

1.          All references in the SAI to Columbia Management Investment Advisers LLC and HS Management Partners LLC are deleted.

2.          In the section titled Subadvisors, Sub-Subadvisors and Portfolio Managers beginning on page 45 of the SAI, the following information is added relating to Jennison Associates LLC and Polen Capital Management, L.L.C., subadvisors to the Fund:

Jennison Associates LLC (“Jennison”), with principal offices located at 466 Lexington Avenue, New York, NY 10017 serves as a Subadvisor to the Mercer US Large Cap Equity Fund. Jennison is operationally an independently managed, 100% indirect subsidiary of Prudential Financial, Inc. Jennison is organized under the laws of Delaware as a single member limited liability company whose sole member is PGIM, Inc. (“PGIM”). PGIM is a direct, wholly owned subsidiary of PGIM Holding

Company LLC. PGIM Holding Company, LLC, is a direct, wholly owned subsidiary of Prudential Financial, Inc. Jennison is registered as an investment adviser under the Advisers Act.

Polen Capital Management L.L.C. (“Polen”), located at 1825 NW Corporate Boulevard, Boca Raton, FL 33431, serves as a Subadvisor to the Mercer US Large Cap Equity Fund. Polen is currently organized as a limited liability company under the laws of Delaware. Polen is registered as an investment adviser under the Advisers Act.

3.          In Appendix B of the SAI, titled “Proxy Voting Policies” the following Proxy Policies for Jennison and Polen are hereby added:

Jennison Associates LLC

Proxy Voting Policy and Procedures

I.          Policy

Jennison (or the “Company”) has adopted the following policy and related procedures to guide the voting of proxies in a manner that is consistent with Jennison’s fiduciary duties and the requirements of Rule 206(4)-6 under the Advisers Act.

In the absence of any written delegation or when proxy voting authority has been delegated in writing to Jennison by clients, Jennison will exercise this voting authority in each client’s best interests. The Company will not consider its own interests, or those of any affiliates, when voting proxies.

Unless otherwise specified by a client, “best interest” means the client’s best economic interest over the long term, as determined by Jennison’s portfolio managers and analysts (“Investment Professionals”) covering the issuer. Secondary consideration may be given to the public and social value of each issue, but absent specific client instructions, long term economic interests will be the primary basis for voting.

Jennison will disclose information about its proxy voting policies and procedures to clients, and will provide a copy of these Proxy Voting Policies and Procedures upon request. The Company will also inform clients how they may obtain information about the votes cast on their behalf.

II.         Procedures

Proxy Voting Guidelines

Jennison has adopted proxy voting guidelines (“Guidelines”) with respect to certain recurring issues. When Jennison is responsible for voting proxies, Jennison considers these guidelines except when Jennison accepts custom guidelines.

The Guidelines are reviewed as necessary by the Company’s Proxy Voting Committee and Investment Professionals, and are revised when a change is appropriate. The Proxy Team maintains the Guidelines and distributes copies to the Investment Professionals following any change. The Guidelines are meant to convey Jennison’s general approach to voting decisions on certain issues. Nevertheless, Investment Professionals are responsible for reviewing all proposals related to fundamental strategies individually and making final decisions based on the merits of each voting opportunity.

If an Investment Professional believes that Jennison should vote in a way that is different from the Guidelines, the Proxy Team is notified. In certain circumstances, an Investment Professional may conclude that different clients should vote in different ways, or that it is in the best interests of some or all clients to abstain from voting.

The Proxy Team is responsible for maintaining Investment Professionals’ reasons for deviating from the Guidelines.

Client-Specific Voting Mandates

Any client’s specific voting instructions must be communicated or confirmed by the client in writing, either through a provision in the investment advisory contract or through other written correspondence. Such instructions may call for Jennison to vote the client’s securities according to the client’s own voting guidelines, or may indicate that the Company is not responsible for voting the client’s proxies.

The Proxy Team reviews client specific voting instructions and approves operational implementation, and certain instructions may only be implemented on a best efforts basis. The Proxy Team is responsible for communicating such instructions to the third party vendor.

Use of a Third Party Voting Service

Jennison has engaged an independent third party proxy voting vendor that provides research and analytical services, operational implementation and recordkeeping and reporting services. The proxy voting vendor will cast votes in accordance with the Company’s Guidelines, unless instructed otherwise by the Investment Professionals.

Identifying and Addressing Potential Material Conflicts of Interest

There may be instances where Jennison’s interests conflict materially, or appear to conflict materially, with the interests of clients in connection with a proxy vote (a “Material Conflict”). Examples of potential Material Conflicts include, but are not limited to:

•	Jennison managing the pension plan of the issuer.
•	Jennison or its affiliates have a material business relationship with the issuer.
•	Jennison investment professionals who are related to a person who is senior management or a director at a public company.
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•	Jennison has a material investment in a security that the investment professional who is responsible for voting that security’s proxy also holds the same security personally.

If an Investment Professional or any other employee perceives a Material Conflict, he or she must promptly report the matter to the Chief Compliance Officer.

When a potential conflict has been identified, the Proxy Team will work with the Investment Professional covering the issuer to complete a Proxy Voting for Conflicts Documentation Form. The Proxy Team is responsible for retaining completed Proxy Voting for Conflicts Documentation Forms.

If the Proxy Voting Committee determines that a Material Conflict is present and if the Investment Professional is recommending a vote that deviates from the Guidelines or there is no specific recommended Guideline vote and decisions are made on a case-by-case basis, then the voting decision must be reviewed and approved by the Investment Professional’s supervisor and the Proxy Committee prior to casting the vote.

Jennison will not abstain from voting a proxy for the purpose of avoiding a Material Conflict.

Quantitatively Derived Holdings and the Jennison Managed Accounts

In voting proxies for non-fundamental strategies such as quantitatively derived holdings and Jennison Managed Accounts (i.e. “wrap”) where the securities are not held elsewhere in the firm, proxies will be voted utilizing the Guidelines. Additionally, in those circumstances where no specific Guidelines exist, the Company will consider the recommendations of the proxy voting vendor.

International Holdings

Jennison will exercise opportunities to vote on international holdings on a best efforts basis. Such votes will be cast based on the same principles that govern domestic holdings.

In some countries casting a proxy vote can adversely affect a client, such as countries that restrict stock sales around the time of the proxy vote by requiring “share blocking” as part of the voting process. The Investment Professional covering the issuer will weigh the expected benefits of voting proxies on international holdings against any anticipated costs or limitations, such as those associated with share blocking. Jennison may abstain from voting if it anticipates that the costs or limitations associated with voting outweigh the benefits.

Securities Lending

Jennison may be unable to vote proxies when the underlying securities have been lent out pursuant to a client’s securities lending program. The Company does not know when securities are on loan and are therefore not available to be voted. In rare circumstances, Investment

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Professionals may ask the Proxy Team to work with the client’s custodian to recall the shares so that Jennison can vote. Efforts to recall loaned securities are not always effective since such requests must be submitted prior to the record date for the upcoming proxy vote; therefore voting shares on loan is on a best efforts basis. In determining whether to call back securities that are out on loan, the Investment Professional will consider whether the benefit to the client in voting the matter outweighs the benefit to the client in keeping the security out on loan.

Disclosure to Advisory Clients

Jennison will provide a copy of these Policies and Procedures and the Guidelines to any client upon request. The Company will also provide any client with information about how Jennison has voted that client’s proxies upon request. Any such requests should be forwarded to the Proxy Team, which is responsible for responding, and for documenting the correspondence.

Compliance Reporting for Investment Companies

Upon request, the Proxy Team will provide to each investment company board of directors or trustees for which Jennison acts as sub-adviser reporting needed to satisfy their regulatory and board requirements, including, but not limited to, information required for Form NP-X.

III.       Internal Controls

Supervisory Review

The Proxy Team periodically notifies each Investment Professional’s supervisor of any Guideline overrides authorized by that Investment Professional. The supervisor reviews the overrides to confirm that they appear to have been made based on clients’ best interests, and that they were not influenced by any Material Conflict or other considerations.

The Proxy Voting Committee

The Proxy Voting Committee consists of representatives from Operations, Operational Risk, Legal, and Compliance. It meets at least quarterly, and has the following responsibilities:

•	Review potential Material Conflicts and decide whether a material conflict is present, and needs to be addressed according to these policies and procedures.

•	Review the Guidelines in consultation with the Investment Professionals and make revisions as appropriate.

•	Review these Policies and Procedures annually for accuracy and effectiveness, and recommend and adopt any necessary changes.

•	Review all Guideline overrides.
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•	Review quarterly voting metrics and analysis published by the Proxy Team.

•	Review the performance of the proxy voting vendor and determine whether Jennison should continue to retain their services.

Equity Trade Management Oversight Council (“ETMOC”)

The ETMOC reviews all Guideline overrides on a quarterly basis to ensure proper override procedures were followed. The ETMOC also reviews any changes to the Guidelines. The ETMOC is comprised of the Chief Executive Officer, Chief Investment Officer, Chief Operating Officer, Chief Compliance Officer, Head of Equity Trading and the Head of Growth Equity, Head of Investment Services and the Head of Alternative Investment Services.

IV.       Escalating Concerns

Any concerns about aspects of the policy that lack specific escalation guidance may be reported to the reporting employee’s supervisor, the Chief Compliance Officer, Chief Legal Officer, Chief Risk Officer, Chief Ethics Officer, Chief Operating Officer or Chief Executive Officer. Alternatively Jennison has an Ethics Reporting Hotline phone number and email address that enable employees to raise concerns anonymously. Information about the Ethics Reporting Hotline phone number and email address can be found on the Jennison intranet’s “Ethics” web page.

V.         Discipline and Sanctions

All Jennison employees are responsible for understanding and complying with the policies and procedures outlined in this policy. The procedures described in this policy are intended to ensure that Jennison and its employees act in full compliance with the law. Violations of this policy and related procedures will be communicated to your supervisor and to senior management through Jennison’s Compliance Council, and may lead to disciplinary action.

Polen Capital Proxy Voting Policy

The Company will accept discretionary authority over a client’s proxy if the Company has discretionary authority over the client’s advisory account and the advisory contract does not expressly state that the Company will not be voting proxies or the client does not retain voting authority. At this time, the Company does accept proxy voting authority for client accounts. The Company also serves as investment adviser to certain investment companies under the FundVantage Trust. FundVantage will prepare and file the Form N-PX with the SEC annually no later than August 31, containing the Portfolio’s proxy voting record for the most recent twelve-month period ended June 30.

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The Company utilizes a third party service provider (Institutional Shareholder Services or “ISS”) for proxy voting matters. A Portfolio Manager has been delegated the authority for monitoring corporate actions, ensuring that voting decisions in accordance with these policies, and ensuring that proxies are submitted in a timely manner. The delegate will also be responsible for ensuring that clients’ requests for these proxy voting policies and procedures and/or their voting information is responded to effectively within a prompt time period.

In voting proxies, the Company’s votes will generally follow the recommendations of ISS. The Company will rely on ISS to maintain proxy statements and records of proxy votes cast. The Company will obtain an undertaking from ISS to provide a copy of the documents promptly upon request.

The CCO will maintain a list of those companies which issue publicly traded securities and with which the Company (or its affiliates) have such a relationship that proxies presented with respect to those companies may, or may be perceived to give rise to a conflict of interest between the Company and its clients. Examples of such a relationship include:

•	Companies affiliated with directors, or immediate family members of directors of the Company or of affiliates of the Company;

•	Companies affiliated with officers, or immediate family members of officers of the Company or of affiliates of the Company; and

•	Companies that maintain significant business relationships with the Company or of affiliates of the Company, or with which the Company or an affiliate of the Company is actively seeking a significant business relationship.

In addition, any proxy vote that would result in increased compensation to the Company or an affiliate due to increased or additional fees or other charges to be paid by the client as a result would also be considered a vote where the Company has a conflict of interest. The person responsible for the particular vote (i.e., a Portfolio Manager) will determine, based on a review of the issues raised by the conflict of interest, the nature of the potential conflict and, most importantly, given the Company’s commitment to vote proxies in the best interests of client accounts, how the proxy will be handled. The CCO will perform one the following duties as a result:

1.	Disclose the conflict to the client(s), providing sufficient information regarding the matter and the nature of the Company’s conflict, and obtaining consent before voting;

2.	Employ ISS to advise in the voting of the proxy;

3.	Employ ISS to vote the proxy on behalf of the Company and its clients; or

4.	Decline to vote the proxy because the cost of addressing the potential conflict of interest is greater than the benefit to the clients of voting the proxy.
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The CCO will document all instances where a proxy involved a conflict of interest, including the nature and the circumstances of the conflict, the steps taken by the Company to resolve the conflict of interest, and the vote(s) as a result.

In addition, the CCO or his designee will conduct periodic reviews of proxy voting records on a sample basis to ensure that all votes are actually cast in accordance with this policy.

ISS Due Diligence

On an annual basis the CCO, or his designee, will conduct due diligence on ISS to ascertain, among other things: 1) whether ISS has the capacity and competency to adequately analyze proxy issues; 2) the adequacy and quality of the proxy advisory firm’s staffing and personnel; 3) the robustness of its policies and procedures regarding its ability to ensure that its proxy voting recommendations are based on current and accurate information; and 4) any conflicts of interest and any other considerations that the Company believes would be appropriate in considering the nature and quality of the services provided by ISS. This may be done by downloading and reviewing ISS Due Diligence materials at http://www.issgovernance.com/compliance/due-diligence-materials/

Recordkeeping

The following records will be kept by the Company:

1.	a copy of the Policy

2.	a copy of each proxy statement received with respect to client portfolio securities

3.	a record of each proxy vote cast by the Company on behalf of a client

4.	a copy of any document prepared by the Company that was material to the proxy voting decision

5.	a copy of each written client request for information regarding how the Company voted proxies on behalf of clients and any written response by the Company to any client requests
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4.          The following information relating to Jennison and Polen is added to Appendix C of the SAI, titled “Additional Information About the Funds’ Portfolio Managers,” under the subheading titled “Mercer US Large Cap Equity Fund” beginning on page C-1.

Jennison Associates LLC (“Jennison”)

The allocated portion of the Fund’s portfolio managed by Jennison is managed on a team basis. The portfolio managers who are primarily responsible for the day-to-day management of Jennison’s allocated portion of the Fund’s portfolio are Blair Boyer, Rebecca Irwin, Natasha Kuhlkin, and Kathleen McCarragher.

Compensation.

Jennison seeks to maintain a highly competitive compensation program designed to attract and retain outstanding investment professionals, which include portfolio managers and research analysts, and to align the interests of its investment professionals with those of its clients and overall firm results. Jennison recognizes individuals for their achievements and contributions and continues to promote those who exemplify the same values and level of commitment that are hallmarks of the organization. Investment professionals are compensated with a combination of base salary and discretionary cash bonus. Overall firm profitability determines the size of the investment professional compensation pool. In general, the discretionary cash bonus represents the majority of an investment professional’s compensation.

Jennison sponsors a profit sharing retirement plan for all eligible employees. The contribution to the profit sharing retirement plan for portfolio managers is based on a percentage of the portfolio manager’s total compensation, subject to a maximum determined by applicable law. In addition to eligibility to participate in retirement and welfare plans, senior investment professionals, including portfolio managers and senior research analysts, are eligible to participate in a voluntary deferred compensation program where all or a portion of the discretionary cash bonus can be deferred. Participants in the deferred compensation plan are permitted to allocate the deferred amounts among various options that track the gross-of-fee pre-tax performance of accounts or composites of accounts managed by Jennison.

Investment professionals’ total compensation is determined through a subjective process that evaluates numerous qualitative and quantitative factors. Not all factors are applicable to every investment professional, and there is no particular weighting or formula for considering the factors.

The factors reviewed for the portfolio managers are listed below.

The quantitative factors reviewed for the portfolio managers may include:

•     One-, three-, five-year and longer term pre-tax investment performance for groupings of accounts managed in the same strategy (composite) relative to market conditions, pre-determined passive indices and industry peer group data for the product strategy (e.g., large cap growth, large cap value). Some portfolio managers may manage or contribute ideas to more than one product strategy, and the performance of the other product strategies is also considered in determining the portfolio manager’s overall compensation.

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•     The investment professional’s contribution to client portfolio’s pre-tax one-, three-, five-year and longer-term performance from the investment professional’s recommended stocks relative to market conditions, the strategy’s passive benchmarks, and the investment professional’s respective coverage universes.

The qualitative factors reviewed for the portfolio managers may include:

•     The quality of the portfolio manager’s investment ideas and consistency of the portfolio manager’s judgment;

•     Qualitative factors such as teamwork and responsiveness;

•     Individual factors such as years of experience and responsibilities specific to the individual’s role such as being a team leader or supervisor are also factored into the determination of an investment professional’s total compensation; and

•     Historical and long-term business potential of the product strategies.

Ownership of Fund Shares. As of March 31, 2019, Mr. Blair Boyer, Ms. Rebecca Irwin, Ms. Natasha Kuhlkin, and Ms. Kathleen McCarragher did not beneficially own any shares of the Fund.

Other Accounts Managed by Portfolio Managers.*

In addition to the Fund, Mr. Boyer manages:

	Total Accounts		Accounts with Performance Fees

Other Accounts	Number of Accounts	Assets	Number of Accounts	Assets
Registered Investment Companies*	11	$43,248,716,000	2	$6,648,318,000**
Other Pooled Investment Vehicles*	2	$1,836,517,000	0	0
Other Accounts*	34	$7,703,776,000	0	0

*As of March 31, 2019.

**Please note that the performance fee accounts referenced above are in strategies that are different from the Large Cap Growth category.

In addition to the Fund, Ms. Irwin manages:

	Total Accounts		Accounts with Performance Fees

Other Accounts	Number of Accounts	Assets	Number of Accounts	Assets
Registered Investment Companies*	2	$1,775,037,000	0	0
Other Pooled Investment Vehicles*	1	$1,761,930,000	0	0
Other Accounts*	10	$1,312,235,000	0	0

*As of March 31, 2019.

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In addition to the Fund, Ms. Kuhlkin manages:

	Total Accounts		Accounts with Performance Fees

Other Accounts	Number of Accounts	Assets	Number of Accounts	Assets
Registered Investment Companies*	3	$32,327,917,000	0	0
Other Pooled Investment Vehicles*	5	$2,712,005,000	0	0
Other Accounts*	16	$1,364,889,000	0	0

*As of March 31, 2019.

In addition to the Fund, Ms. McCarragher manages:

	Total Accounts		Accounts with Performance Fees

Other Accounts	Number of Accounts	Assets	Number of Accounts	Assets
Registered Investment Companies*	16	$55,016,201,000	2	$6,648,318,000**
Other Pooled Investment Vehicles*	3	$2,553,582,000	0	0
Other Accounts*	9	$1,211,869,000	0	0

*As of March 31, 2019.

**Please note that the performance fee accounts referenced above are in strategies that are different from the Large Cap Growth category.

Potential Conflicts of Interest

Jennison manages accounts with asset-based fees alongside accounts with performance-based fees. This side-by-side management can create an incentive for Jennison and its investment professionals to favor one account over another. Specifically, Jennison has the incentive to favor accounts for which it receives performance fees, and possibly take greater investment risks in those accounts, in order to bolster performance and increase its fees. Other types of side-by-side management of multiple accounts can also create incentives for Jennison to favor one account over another. Examples are detailed below, followed by a discussion of how Jennison addresses these conflicts.

•	Long only accounts/long-short accounts: Jennison manages accounts in strategies that only hold long securities positions as well as accounts in strategies that are permitted to sell securities short. Jennison may hold a long position in a security in some client accounts while selling the same security short in other client accounts. For example, Jennison permits quantitatively hedged strategies to short securities that are held long in other strategies. Additionally, Jennison permits securities that are held long in quantitatively derived strategies to be shorted by other strategies. The strategies that sell a security short held long by another strategy could lower the price for the security held long. Similarly, if a strategy is purchasing a security that is held short in other strategies, the strategies purchasing the security could increase the price of the security held short.
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•	Large accounts: Large accounts typically generate more revenue than do smaller accounts. As a result, a portfolio manager has an incentive when allocating scarce investment opportunities to favor accounts that pay a higher fee or generate more income for Jennison.

•	Multiple strategies: Jennison may buy or sell, or may direct or recommend that one client buy or sell, securities of the same kind or class that are purchased or sold for another client, at prices that may be different. Jennison may also, at any time, execute trades of securities of the same kind or class in one direction for an account and in the opposite direction for another account, due to differences in investment strategy or client direction. Different strategies effecting trading in the same securities or types of securities may appear as inconsistencies in Jennison’s management of multiple accounts side-by-side.

•	Investments at different levels of an issuer’s capital structure: To the extent different clients invest across multiple strategies or asset classes, Jennison may invest client assets in the same issuer, but at different levels in the capital structure. Interests in these positions could be inconsistent or in potential or actual conflict with each other.

•	Affiliated accounts/unaffiliated accounts and seeded/nonseeded accounts and accounts receiving asset allocation assets from affiliated investment advisers: Jennison manages accounts for its affiliates and accounts in which it has an interest alongside unaffiliated accounts. Jennison could have an incentive to favor its affiliated accounts over unaffiliated accounts. Additionally, Jennison’s affiliates may provide initial funding or otherwise invest in vehicles managed by Jennison. When an affiliate provides “seed capital” or other capital for a fund or account, it may do so with the intention of redeeming all or part of its interest at a particular future point in time or when it deems that sufficient additional capital has been invested in that fund or account. Jennison typically requests seed capital to start a track record for a new strategy or product. Managing “seeded” accounts alongside “non-seeded” accounts can create an incentive to favor the “seeded” accounts to establish a track record for a new strategy or product. Additionally, Jennison’s affiliated investment advisers could allocate their asset allocation clients’ assets to Jennison. Jennison could favor accounts used by its affiliate for their asset allocation clients to receive more assets from the affiliate.

•	Non-discretionary accounts or models: Jennison provides non-discretionary model portfolios to some clients and manages other portfolios on a discretionary basis. Recommendations for some non-discretionary models that are derived from discretionary portfolios are communicated after the discretionary portfolio has traded. The non-discretionary clients could be disadvantaged if Jennison delivers the model investment portfolio to them after Jennison initiates trading for the discretionary clients. Discretionary clients could be disadvantaged if the non-discretionary clients receive their model investment portfolio and start trading before Jennison has started trading for the discretionary clients.
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•	Higher fee paying accounts or products or strategies: Jennison receives more revenues from (1) larger accounts or client relationships than smaller accounts or client relationships and from (2) managing discretionary accounts than advising nondiscretionary models and from (3) non-wrap fee accounts than from wrap fee accounts and from (4) charging higher fees for some strategies than others. The differences in revenue that Jennison receives could create an incentive for Jennison to favor the higher fee paying or higher revenue generating account or product or strategy over another.

•	Personal interests: The performance of one or more accounts managed by Jennison’s investment professionals is taken into consideration in determining their compensation. Jennison also manages accounts that are investment options in its employee benefit plans such as its defined contribution plans or deferred compensation arrangements and where its employees may have personally invested alongside other accounts where there is no personal interest. These factors could create an incentive for Jennison to favor the accounts where it has a personal interest over accounts where Jennison does not have a personal interest.

How Jennison Addresses These Conflicts of Interest:

The conflicts of interest described above could create incentives for Jennison to favor one or more accounts or types of accounts over others in the allocation of investment opportunities, aggregation and timing of investments. Portfolios in a particular strategy with similar objectives are managed similarly to the extent possible. Accordingly, portfolio holdings and industry and sector exposure tend to be similar across a group of accounts in a strategy that have similar objectives, which tends to minimize the potential for conflicts of interest among accounts within a product strategy. While these accounts have many similarities, the investment performance of each account will be different primarily due to differences in guidelines, individual portfolio manager’s decisions, timing of investments, fees, expenses and cash flows.

Additionally, Jennison has developed policies and procedures that seek to address, mitigate and assess these conflicts of interest. Jennison cannot guarantee, however, that its policies and procedures will detect and prevent, or lead to the disclosure of, each and every situation in which a conflict may arise.

•	Jennison has adopted trade aggregation and allocation procedures that seek to treat all clients (including affiliated accounts) fairly. These policies and procedures address the allocation of limited investment opportunities, such as initial public offerings (IPOs) and new issues, the allocation of transactions across multiple accounts, and the timing of transactions between its non-wrap accounts and its wrap fee accounts and between wrap fee program sponsors.

•	Jennison has policies that limit the ability to short securities in portfolios that primarily rely on its fundamental research and investment processes (fundamental portfolios) if the security is held long in other fundamental portfolios.
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•	Jennison has adopted procedures to review allocations or performance dispersion between accounts with performance fees and non-performance fee based accounts and to review overlapping long and short positions among long accounts and long-short accounts.

•	Jennison has adopted a code of ethics and policies relating to personal trading.

•	Jennison has adopted a conflicts of interest policy and procedures.

•	Jennison provides disclosure of these and other potential conflicts in its Form ADV.

Polen Capital Management, L.L.C. (“Polen”)

The portfolio managers who are primarily responsible for the day-to-day management of Polen’s allocated portion of the Fund’s portfolio are Dan Davidowitz, Damon Ficklin and Brandon Ladoff.

Compensation.

The following are all components of compensation for both investment and noninvestment personnel at Polen Capital:

1)	Competitive base salary – Polen Capital uses compensation surveys as well as relative peer comparisons during recruiting to ensure base salaries are competitive.

2)	401 (k) / Profit Sharing Plan — At the end of each calendar year, Polen Capital allocates a discretionary amount to fund the profit sharing plan. The size of the allocation is correlated with Polen Capital’s profits. Individual allocations are formulaic based on plan documents / ERISA rules. Profit sharing vests over a five-year period.

3)	Individual bonuses — An annual bonus pool is funded based on competitive market analysis. Individual bonuses then are determined based upon a balanced scorecard methodology.

4)	Firm bonuses — Each year, Polen Capital sets goals related to client retention and growth. When the goals are achieved, Polen Capital allocates additional bonus pool funds to all employees who are not commission based or senior members of management.

5)	Equity owners receive their pro rata allocation of annual profits.

Ownership of Fund Shares. As of March 31, 2019, Messrs. Dan Davidowitz, Damon Ficklin and Brandon Ladoff did not beneficially own any shares of the Fund.

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Other Accounts Managed by Portfolio Managers.*

In addition to the Fund, Mr. Davidowitz manages:

	Total Accounts		Accounts with Performance Fees

Other Accounts	Number of Accounts	Assets $000	Number of Accounts	Assets $000
Registered Investment Companies*	2	3,569,312,445	0	0
Other Pooled Investment Vehicles*	7	1,442,282,678	0	0
Other Accounts*	1,300	19,869,007,423	2	353,928,047

*As of March 31, 2019.

In addition to the Fund, Mr. Ficklin manages:

	Total Accounts		Accounts with Performance Fees

Other Accounts	Number of Accounts	Assets $000	Number of Accounts	Assets $000
Registered Investment Companies*	3	3,641,845,531	0	0
Other Pooled Investment Vehicles*	8	1,497,167,418	0	0
Other Accounts*	1,447	19,964,291,634	2	353,928,047

*As of March 31, 2019.

In addition to the Fund, Mr. Ladoff manages:

	Total Accounts		Accounts with Performance Fees

Other Accounts	Number of Accounts	Assets $000	Number of Accounts	Assets $000
Registered Investment Companies*	2	3,569,312,445	0	0
Other Pooled Investment Vehicles*	7	1,442,282,678	0	0
Other Accounts*	1,300	19,869,007,423	2	353,928,047

*As of March 31, 2019.

Potential Conflicts of Interest

Polen Capital provides advisory services to other clients that invest in securities of the same type in which the Funds will invest. The firm is aware of its obligation to ensure that when orders for the same securities are entered on behalf of the Fund and other accounts, the Fund receives fair and equitable allocation of these orders, particularly when affiliated accounts may participate. The firm attempts to mitigate potential conflicts of interest by adopting policies and procedures regarding trade execution, brokerage allocation and order aggregation which provide a methodology for ensuring fair treatment of all clients in situations when orders cannot be completely filled or are filled at different prices.

Polen Capital does not act as an investment manager or advisor for any so called “hedge fund.”

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